UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Applied Materials, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! APPLIED MATERIALS, INC. 2025 Annual Meeting Vote by March 5, 2025 11:59 PM ET 3050 BOWERS AVENUE P.O. BOX 58039, M/S 5030 SANTA CLARA, CA 95054 V60932-P22530 You invested in APPLIED MATERIALS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on March 6, 2025. Get informed before you vote View the Proxy Statement and Annual Report to Shareholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 20, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* March 6, 2025 11:00 a.m. Pacific Time Location: Applied Materials, Inc. 3333 Scott Boulevard, Building 52 Santa Clara, California 95054 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Rani Borkar For 1b. Judy Bruner For 1c. Xun (Eric) Chen For 1d. Aart J. de Geus For 1e. Gary E. Dickerson For 1f. Thomas J. Iannotti For 1g. Alexander A. Karsner For 1h. Kevin P. March For 1i. Yvonne McGill For 1j. Scott A. McGregor For 2. Approval, on an advisory basis, of the compensation of Applied Materials’ named executive officers for fiscal year 2024. For 3. Ratification of the appointment of KPMG LLP as Applied Materials’ independent registered public accounting firm for For fiscal year 2025. NOTE: The proposals to be voted on may also include such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V60933-P22530